UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

LAKESIDE HOLDING LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Lakeside Holding Limited

1475 Thorndale Avenue, Suite A

Itasca, Illinois 60143

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

November 25, 2025, 09:00 a.m. (Eastern Time)

The 2025 Special Meeting of Stockholders (the “Special Meeting”) of Lakeside Holding Limited (the “Company”), will be held on November 25, 2025, at 09:00 a.m. (Eastern Time). The Special Meeting will be held virtually via a live webcast at https://us05web.zoom.us/j/81384509405.

The Notice of Special Meeting of Stockholders (the “Notice Card”) and the accompany proxy statement (the “Proxy Statement”) contain details of the business to be conducted at the Special Meeting.

Items of Business

1.	To approve an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”) to increase our authorized shares of common stock to 2,000,000,000 shares;

2.	To approve an amendment to the Company’s Articles of Incorporation to authorize 1,000,000,000 shares of “blank check” preferred stock;

3.	To approve an amendment to the Company’s Articles of Incorporation, to amend the voting thresholds required for stockholder proposals;

4.	To approve an amendment to the Company’s Bylaws (the “Bylaws”) to reduce stockholder meeting quorum requirement and informal action requirement;

5.	To approve the adoption of a new treasury reserve strategy;

6.	To approve the future issuance of shares of our common stock and/or securities convertible into or exercisable for our common stock equal to 20% or more of our common stock outstanding in a non-public transaction or series of transactions;

7.	To approve the Company’s 2025 Equity Incentive Plan; and

8.	To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

Record Date

The record date for the Special Meeting is October 16, 2025 (“Record Date”). Only holders of shares of our common stock, par value US$0.0001 per share (“Common Stock”) as of the close of business on the Record Date are entitled to notice of the Special Meeting and to vote on all business transacted at the Special Meeting or any continuation, postponement, or adjournment thereof.

A list of stockholders eligible to vote at the Special Meeting will be available for inspection, for any purpose germane to the Special Meeting, at the Company’s principal executive office during regular business hours for a period of no less than ten days prior to the Special Meeting.

Voting Your Proxy

Your vote is important. Voting your shares will ensure the presence of a quorum at the Special Meeting and will save the Company the expense of further solicitation. Stockholders are encouraged to attend, participate in, and vote at the Special Meeting. Whether or not you plan to attend the Special Meeting, your vote is important. Please promptly complete and return your signed proxy card in the enclosed envelope or submit your proxy by telephone or via the Internet as described on your proxy card or voting instruction form. As described in the Proxy Statement (the “Proxy Statement”), you may also vote electronically at the Special Meeting if you attend and participate.

Please refer to the accompanying Proxy Statement for additional details and important information about the Special Meeting.

/s/ Long Yi
Long Yi
Director and Chief Financial Officer
Dated: November 25, 2025

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement may be considered to be “forward-looking statements” as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. In particular, these forward-looking statements include, among others, statements about, opportunities for and growth of our business, our plans regarding product development and enhancements, and our expectations regarding profitability. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “expect,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements speak only as of the date of this Proxy Statement. We assume no obligation to, and do not necessarily intend to, update these forward-looking statements.

i

Lakeside Holding Limited
1475 Thorndale Avenue, Suite A
Itasca, Illinois 60143
(224) 446-9048

PROXY STATEMENT
FOR THE 2025 SPECIAL MEETING OF STOCKHOLDERS

This proxy statement (the “Proxy Statement”) includes certain information about Lakeside Holding Limited (the “Company,” “Lakeside Holding Limited,” “we,” “us” or “our”), and is being solicited by the Company’s Board of Directors (the “Board”), in connection with our 2025 Special Meeting of Stockholders to be held virtually via a live webcast at https://us05web.zoom.us/j/81384509405 on November 25, 2025 at 9:00 a.m. (Eastern Time) and any continuation, postponement or adjournment thereof (the “Special Meeting”). You should read this Proxy Statement carefully before voting at the Special Meeting.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

●	the full set delivery option; or

●	the notice only option.

A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

Full Set Delivery Option

Under the full set delivery option, which we have elected to use for this Special Meeting, a company delivers all proxy materials to its stockholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website.

Notice Only Option

Under the notice only option, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Material.” The notice includes, among other things:

●	information regarding the date and time of the Special Meeting as well as the items to be considered at the meeting;

●	information regarding the website where the proxy materials are posted; and

●	various means by which a stockholder can request paper or e-mail copies of the proxy materials.

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail. In connection with our Special Meeting, we have NOT elected to use the notice only option.

Delivery of Proxy Materials

On or about November 10, 2025, this Proxy Statement and an accompanying proxy card will be mailed to stockholders and will be made available to stockholders on our Investor Relations website at https://lakeside-holding.com/. Our website is not part of this Proxy Statement; references to our website address in this Proxy Statement are intended to be inactive textual references only.

The only outstanding voting securities of Lakeside Holding Limited are shares of our Common Stock, of which there were 17,427,559 outstanding as of the Record Date. The holders of a majority in voting power of the shares of Common Stock issued and outstanding and entitled to vote, present in person or represented by proxy, are required to hold the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

When and where will the Special Meeting be held?

The Special Meeting will be held on November 25, 2025 at 9:00 a.m. (Eastern Time). Record holders of our common stock as of the close of business on October 16, 2025, the record date for the Special Meeting (the “Record Date”), are entitled to vote at the Special Meeting on all matters to be voted upon.

Why did I receive these materials?

Our Board has provided these proxy materials to you, in connection with our Board’s solicitation of proxies for use at the Special Meeting. As a stockholder, you are invited to attend the Special Meeting virtually or in person and vote per the virtual meeting instructions or you may vote by proxy on the proposals described in this Proxy Statement.

What is included in the proxy materials?

The proxy materials include (i) this Proxy Statement; and (ii) the proxy card or voting instruction form.

How do I attend the Special Meeting and vote in person?

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Even if you plan to attend the Special Meeting in person, we recommend that you also submit your proxy card or voting instructions, vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to virtually attend the meeting.

Please note, however, that if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the record holder of the shares, which is the broker or other nominee, authorizing you to vote at the Special Meeting.

What am I being asked to vote on at the Special Meeting?

You are being asked to vote on the following proposal described in this Proxy Statement:

Proposal 1:	To approve an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”) to increase our authorized shares of common stock to 2,000,000,000 shares.
Proposal 2:	To approve an amendment to the Company’s Articles of Incorporation to authorize 1,000,000,000 shares of “blank check” preferred stock.
Proposal 3:	To approve an amendment to the voting thresholds required for stockholder proposals.
Proposal 4:	To approve an amendment to the Bylaws to reduce stockholder meeting quorum requirement and the informal action requirement.
Proposal 5:	To approve the adoption of a new treasury reserve strategy.
Proposal 6:	To approve the future issuance of common stock and/or securities convertible into or exercisable for the Company’s common stock.
Proposal 7:	To approve the Company’s 2025 Equity Incentive Plan.
Proposal 8:	To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

The stockholders will also be asked to consider and vote upon any other business properly brought before the Special Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each of the nine proposals.

How many votes are required to approve each proposal? What if I do not specify how my shares are to be voted?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1: Amendment to Articles of Incorporation to increase authorized shares of Common Stock	The proposal will be approved if 75% of the voting power outstanding vote in favor of the proposal.	Yes

Proposal 2: Amendment to Articles of Incorporation to authorize “Blank Check” Preferred Stock	The proposal will be approved if 75% of the voting power outstanding vote in favor of the proposal.	No

Proposal 3: Amendment to Articles of Incorporation to modify the voting thresholds for stockholder proposals	The proposal will be approved if 75% of the voting power outstanding vote in favor of the proposal.	No

Proposal 4: Amendment to the Bylaws to amend the stockholders meeting quorum requirement and the informal action requirement	The proposal will be approved if a majority of the voting power of the shares present in person or represented by proxy at the meeting vote in favor of the proposal.	No

Proposal 5: The adoption of a new treasury reserve strategy	The proposal will be approved if a majority of the voting power of the shares present in person or represented by proxy at the meeting vote in favor of the proposal.	No

Proposal 6: Future issuance of common stock and/or securities convertible into or exercisable for the Company’s common stock	The proposal will be approved if a majority of the voting power of the shares present in person or represented by proxy at the meeting vote in favor of the proposal.	No

Proposal 7: Adoption of the 2025 Equity Incentive Plan.	The proposal will be approved if a majority of the voting power of the shares present in person or represented by proxy at the meeting vote in favor of the proposal.	No

Proposal 8: The Adjournment Proposal.	The proposal will be approved if a majority of the voting power of the shares present in person or represented by proxy at the meeting vote in favor of the proposal.	Yes

Could other matters be decided at the Special Meeting?

At the date of this Proxy Statement, we do not know of any matters to be raised at the Special Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Special Meeting or any adjournment or postponement thereof for consideration, and you are a registered stockholder and have submitted a proxy card, the persons named in your proxy card (the “Named Proxies”) will have the discretion to vote on those matters for you.

When is the Record Date, and who is entitled to vote?

All holders of record of shares of Common Stock at the close of business October 16, 2025 are entitled to notice of and to vote at the Special Meeting and any continuation, postponement or adjournment thereof. You are entitled to one vote for each share of Common Stock that you held as of the record date.

How many shares are eligible to be voted at the Special Meeting?

At the close of business on the Record Date, there were 17,427,559 shares of our Common Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles its holder to one vote.

How do I vote my shares without attending the Special Meeting?

You may vote your shares prior to the Special Meeting via the Internet, telephone or by signing, dating and returning a proxy card:

●	By fax. You may vote your shares by fax this proxy card to 1.727. 269.5616.

●	Over the Internet. Go to www.Transhare.com. You will need to have your Control Number available when you access the website. Your Control Number is on the notice or proxy card that you received in the mail.

●	By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it. Sign your name exactly as it appears on the proxy card. Be sure to return your proxy card in time to be received and counted before the Special Meeting.

●	By email. You may vote your shares by email your signed proxy card to Proxy@Transhare.com

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow the instructions of such bank, broker or other nominee in order for your shares to be voted.

What is the deadline for submitting a proxy?

In order to be counted, proxies submitted by beneficial owners via the Internet and telephone voting facilities will close for stockholders of record as of the Record Date at 11:59 p.m. (Eastern Time) on November 24, 2025. Proxy cards with respect to shares held of record must be received prior to the start of the Special Meeting.

Can I change my vote after I have delivered my proxy card or voting instruction form?

Yes. Regardless of whether you voted by Internet, telephone, mail or e-mail, if you are a registered stockholder, you may change your vote and revoke your proxy by taking one of the following actions: (i) delivering a written revocation notice that is received prior to the Special Meeting to Lakeside Holding Limited, 1475 Thorndale Avenue, Suite A, Itasca, Illinois 60143, Attention: Management; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the Special Meeting and voting in person. If you hold shares of the Company’s common stock through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the Special Meeting does not revoke your proxy unless you also vote online at the Special Meeting.

What is the difference between a registered stockholder and a beneficial owner or “street name” holder?

If your shares are registered in your name directly with Transhare Corporation (“Transhare”), our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.

If your shares are held on your behalf by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” With respect to those shares, your bank, broker or other nominee is considered the registered stockholder and should provide you with a Notice Card or voting instruction form for you to use in directing the bank, broker or other nominee on how to vote your shares. Please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.

What constitutes a quorum?

For the Company to conduct business at the Special Meeting, a quorum of the Company’s stockholders must be present at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the shares of the Company’s common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

The stockholders present at a duly called or convened meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. In the absence of a quorum at the Special Meeting or any adjournment thereof, a majority in voting interest of those present in person or by proxy and entitled to vote, or any officer entitled to preside at, or to act as secretary of, the Special Meeting may adjourn the Special Meeting until stockholders holding the amount of stock requisite for a quorum are present in person or by proxy.

What are abstentions and broker non-votes?

Abstentions. If you specify on your proxy card that you “abstain” from voting on an item, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum. Abstentions or votes “withheld” will not be included in the tabulation of voting results for the proposals.

Broker Non-Votes. Generally, a broker non-vote occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (ii) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner, without voting instructions from such beneficial owner, on routine matters.

Proposals below will be treated as non-routine matters:

Proposal 2:	To approve an amendment to the Company’s Articles of Incorporation to authorize 1,000,000,000 shares of “blank check” preferred stock.
Proposal 3:	To approve an amendment to the voting thresholds.
Proposal 4:	To approve an amendment to the Bylaws to reduce stockholder meeting quorum requirement and the informal action requirement.
Proposal 5:	To approve the adoption of a new treasury reserve strategy.
Proposal 6:	To approve the future issuance of common stock and/or securities convertible into or exercisable for the Company’s common stock.
Proposal 7:	To approve the Company’s 2025 Equity Incentive Plan.

Absent voting instructions from the beneficial owner of such shares, your broker does not have discretion and is not entitled to vote shares held for a beneficial owner on such matters. Broker non-votes will have no effect on any of these proposals.

Proposals below will be treated as routine proposals:

Proposal 1:	To approve an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”) to increase our authorized shares of common stock to 2,000,000,000 shares.
Proposal 8:	To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.

If you hold your shares in street name and do not instruct your brokerage firm or other nominee how to vote your shares with respect to that proposal, then your brokerage firm or other nominee will be permitted to vote your shares on these proposals.

More information about the effects of broker non-votes and abstentions on the three proposals to be voted on by our stockholders at the Annual Meeting is provided in “How many votes are required to approve each proposal? What if I do not specify how my shares are to be voted?” above.

What does it mean if I receive more than one Notice Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who will count the votes?

Representatives of Transhare will tabulate the votes, and a representative of the Company will act as inspector of election.

Who will pay for the cost of this proxy solicitation?

The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Where can I find the voting results of the Special Meeting?

We intend to announce the preliminary voting results at the Special Meeting, and we expect to publish the final voting results in a Current Report on Form 8-K filed with the SEC within the four business day deadline of the Special Meeting.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to Lakeside stockholders with any of the proposals described above to be brought before the Special Meeting.

PROPOSAL 1 – AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

General

Our Board has unanimously adopted a resolution (i) approving an amendment to our Articles of Incorporation to increase the authorized number of shares of Common Stock from 200,000,000 shares to 2,000,000,000 shares, par value of $0.0001 per share (the “Increase in Authorized Shares”) and (ii) directing that the Increase in Authorized Shares be submitted to the stockholders for approval at the Special Meeting. Approval of the Increase in Authorized Shares will grant the Board the authority, without further action by the stockholders, to carry out the amendment to the Articles of Incorporation after the date stockholder approval for the amendment is obtained.

The Increase in Authorized Shares, if approved by our stockholders, would become effective upon the filing of a certificate of amendment of our restated Articles of Incorporation, as amended, with the Nevada Secretary of State. Our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the proposed amendment if the board of directors determines that the proposed amendment is no longer in our best interests and the best interests of our stockholders.

Rights of Additional Authorized Shares of Common Stock

The additional shares of Common Stock resulting from the Increase in Authorized Shares, if and when issued, would be part of the existing class of Common Stock and would have rights and privileges identical to our Common Stock currently outstanding.

Potential Advantages of the Increase in Authorized Shares

Our Board believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares of Common Stock for such corporate purposes as may be determined by our Board to be necessary or desirable. Our Board has determined a total of 2,000,000,000 authorized shares of Common Stock to be a reasonable estimate of what might be required in this regard for the foreseeable future to (i) issue Common Stock in strategic transactions and other proper corporate purposes that may be identified by our Board in the future; (ii) issue Common Stock to augment our capital and increase the ownership of our Common Stock; and (iii) provide incentives through the grant of stock options and restricted stock to employees, directors, officers, independent contractors, and others important to our business under any then in effect employee incentive plans. Immediately following this increase, the Company will have approximately 1,982,572,441 shares of Common Stock authorized but unissued and available for issuance. As of the Record Date, we have 17,427,559 shares of Common Stock issued.

The remaining authorized but unissued shares of capital stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including those noted above. Our Board will be able to authorize the issuance of shares for the foregoing purposes and other transactions without the necessity, and related costs and delays of either calling a special stockholders’ meeting or waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If a particular transaction required stockholder approval by law or was otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval, even if we might have the requisite number of voting shares to consummate the transaction. The additional shares of Common Stock to be authorized by this proposal will have rights identical to the currently outstanding Common Stock. Adoption of this proposal and issuance of the additional shares of Common Stock authorized thereby will not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of outstanding shares of our Common Stock, as discussed above.

We do not currently have any plans, arrangements, or understandings for the remaining portion of the authorized but unissued shares of Common Stock that will be available following the Increase in Authorized Shares. However, the Company expects to continue to need additional external financing to provide additional working capital.

Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval of our stockholders, unless applicable law, rule or regulation requires stockholder approval.

Potential Disadvantages of the Increase in Authorized Shares

Future issuances of Common Stock or securities convertible into Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Procedure for Effecting the Increase in Authorized Shares

If our stockholders approve the proposed amendment, subject to the discretion of the Board, we intend to file the certificate of amendment of our restated Articles of Incorporation, as amended, with the Nevada Secretary of State as soon as practicable after the Special Meeting.

Discretionary Authority of the Board to Abandon the Increase in Authorized Shares

The Board reserves the right to abandon the Increase in Authorized Shares without further action by our stockholders at any time before the effectiveness of the amendment to the Articles of Incorporation, even if the Increase in Authorized Shares has been authorized by our stockholders at the Special Meeting. By voting in favor of the Increase in Authorized Shares, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Increase in Authorized Shares if it should so decide.

Appendix Relating to the Increase in Authorized Shares

The form of the amendment to amend our Articles of Incorporation relating to this proposal, which we would file with the Nevada Secretary of State to effect the Increase in Authorized Shares, is attached to this proxy statement as Appendix A.

Anti-Takeover Effects

Although the Increase in Authorized Shares is not motivated by anti-takeover concerns and is not considered by our Board to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of our company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board determines is not in the best interests of our stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of our company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover of our company by a third-party, or a tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the company or of any present attempt to acquire a large block of our Common Stock.

Vote Required

The affirmative vote of stockholders that represent seventy-five percent (75%) of the voting power entitled to vote on the Increase in Authorized Shares is required to approve the Increase in Authorized Shares.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INCREASE IN AUTHORIZED SHARES.

PROPOSAL 2 – AMENDMENT TO ARTICLES OF INCORPORATION TO AUTHORIZE 1,000,000,000 SHARES OF

“BLANK CHECK” PREFERRED STOCK

General

The Company currently has 200,000,000 shares of authorized common stock (which will be increased to 2,000,000,000 shares if Proposal 1 is approved), but it is not authorized to issue preferred stock.

Our Board has unanimously adopted a resolution (i) approving an amendment to our Articles of Incorporation to authorize 1,000,000,000 shares of “blank check” Preferred Stock, par value $0.0001 per share (the “Preferred Stock Authorization”) and (ii) directing that the Preferred Stock Authorization be submitted to the stockholders for approval at the Special Meeting.

The preferred stock is referred to as a “blank check” because the board of directors, in their discretion, will be authorized to provide for the issuance of all or any shares of the stock in one or more classes or series, specifying the number of shares to be included in the class or classes, the distinguishing designations of each class, and the preferences, limitations and relative rights applicable to each class, subject to the limitations of Nevada law. The authority of the Board with respect to each class or series will include, without limitation, the right to determine:

●	Redemption price or prices and timing;

●	Dividend rates (which may be cumulative or non-cumulative), conditions, and timing, as well as preferences in relation to the dividends payable on any other class or series;

●	Rights upon the dissolution, or upon any distribution of the assets, of the Company;

●	Conversion or exchange rights, including the price or prices and rates of conversion or exchange and adjustments, if any;

●	Limitations on the issuance of additional shares of such class or series, or shares of any other class or series of preferred stock;

●	Voting rights; and

●	Other preferences, powers, qualifications, rights and privileges, all as the board of directors may deem advisable and as are not inconsistent with law and the provisions of the Articles of Incorporation.

No further authorization will be required from the Company’s stockholders for any of the above-described actions, except as may be required for a particular transaction by applicable law or regulation, including, but not limited to, Securities and Exchange Commission rules or regulations or the listing regulations of the American Stock Exchange.

Our Board has determined that the Preferred Stock Authorization proposal is in the best interests of the Company and recommends approval by stockholders.

Potential Advantages of the Preferred Stock Authorization

Our Board has adopted the proposed amendment to provide maximum financial and strategic flexibility with respect to future financing transactions. Preferred Stock is commonly authorized by publicly traded companies and can be used as a preferred means of raising capital. In some circumstances, companies, including ours, have been required to issue senior classes of securities to raise capital, with the terms of those securities being negotiated and tailored to meet the needs of both investors and issuing companies. Such senior securities often include liquidation preferences and dividend rights, conversion privileges and other rights not found in Common Stock.

If the proposal is approved, and our Articles of Incorporation is amended, our Board would be able to issue the additional shares of authorized Preferred Stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions, from time to time, providing for the issuance of such Preferred Stock. No vote of the holders of our Common Stock or Preferred Stock, unless otherwise expressly provided in the Articles of Incorporation or in a Preferred Stock Designation creating any series of Preferred Stock or, to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or Preferred Stock are then listed or traded, will be a prerequisite to the issuance of any series of Preferred Stock.

Approval of the proposed amendment will not alter or modify the rights, preferences, privileges or restrictions of outstanding shares of our Common Stock.

Potential Disadvantages of the Preferred Stock Authorization

The authorized but unissued shares of Preferred Stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board or, as required by law or the rules of the Nasdaq Stock Market, with the approval and authorization of our stockholders. Our Board does not intend to solicit further stockholder approval prior to the issuance of shares of Preferred Stock, except as may be required by applicable law or by the rules of the Nasdaq Stock Market.

The possible future issuance of shares of our Preferred Stock or securities convertible or exercisable into our Preferred Stock could affect our current stockholders in a number of ways. The issuance of new shares of Preferred Stock could cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of Preferred Stock may also affect the number of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the Company.

In addition, the future issuance of shares of our Preferred Stock or securities convertible or exercisable into shares of our Preferred Stock could:

●	dilute the market price of our Common Stock, to the extent that the shares of Common Stock are issued and sold at prices below current trading prices, or, if the issuance consists of securities convertible or exercisable into Common Stock, to the extent that the securities provide for the conversion or exercise into Common Stock at prices that could be below current trading prices of the Common Stock, which dilution, in each case, may increase the volatility and affect the market value of our trading securities;

●	dilute the earnings per share, if any, and book value per share of the outstanding shares of our Common Stock; and

●	make the payment of dividends on Common Stock, if any, potentially more expensive.

No specific shares of Preferred Stock are being designated at this time, and we do not currently have any plans to issue shares of Preferred Stock.

Anti-Takeover Effects

Although the proposed amendment is not motivated by anti-takeover concerns and is not considered by the Board to be an anti-takeover measure, the availability of authorized shares of Preferred Stock could enable the Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, Preferred Stock could be issued to purchasers who might side with management in opposing a takeover bid which the Board determines is not in the best interests of the Company and its stockholders, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, issuing Preferred Stock without further action by the stockholders may delay or prevent a change of control of the Company, may discourage bids for the Company’s Common Stock or Preferred Stock at a premium over the market price of the Common Stock or Preferred Stock, and may adversely affect the market price of the Common Stock or Preferred Stock. Thus, increasing the authorized Preferred Stock could render more difficult and less likely a hostile merger, tender offer, or proxy contest, assumption of control by a holder of a large block of the Company’s stock, and the possible removal of the Company’s incumbent management. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of our stock.

Procedure for Implementing the New Class of Preferred Stock

If this proposal is approved by our stockholders, our Board will cause the “Blank Check” Stock Authorization to be implemented by filing an amendment to our Articles of Incorporation with the Nevada Secretary of State. The Preferred Stock Authorization will become effective on the date that it is filed.

Discretionary Authority of the Board to Abandon Preferred Stock Authorization

The Board reserves the right to abandon the Preferred Stock Authorization without further action by our stockholders at any time before the effectiveness of the amendment to the Articles of Incorporation, even if the Authorization has been authorized by our stockholders at the Special Meeting. By voting in favor of the Authorization, you are expressly also authorizing our Board to determine not to proceed with, and abandon, the Preferred Stock Authorization if it should so decide.

Appendix Relating to the Preferred Stock Authorization

The form of the amendment to our Articles of Incorporation relating to this proposal, which we would file with the Nevada Secretary of State to effect the Preferred Stock Authorization, is attached to this proxy statement as Appendix B.

Required Vote

The affirmative vote of stockholders that represent seventy-five percent (75%) of the voting power entitled to vote on the Preferred Stock Authorization is required to approve the Preferred Stock Authorization. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the outcome of the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AUTHORIZE A NEW CLASS OF PREFERRED STOCK.

PROPOSAL 3 – AMENDMENT TO THE VOTING THRESHOLD IN ARTICLES OF INCORPORATION

Proposal

Effective as of May 30, 2025, NRS Section 78.390 was amended to modify the voting threshold for stockholders of a Nevada publicly traded corporation to approve an amendment to the corporation’s articles of incorporation to increase or decrease the number of shares the corporation is authorized to issue. Prior to the amendment, Nevada corporations were required to obtain the vote of stockholders representing at least a majority of the voting power of the shares of capital stock entitled to vote on such a proposal. Pursuant to the amended NRS Section 78.390, so long as the corporation is a publicly traded corporation, an amendment to the corporation’s articles of incorporation that relates solely to an increase or decrease in the number of shares the corporation is authorized to issue must be approved by the stockholders of the affected class or series, regardless of limitations or restrictions on the voting power of the affected class or series. In addition, NRS Section 78.390 provides that no action by the stockholders is required if the proposed amendment to the articles of incorporation consists only of a change in the name of the corporation.

Our Articles of Incorporation include a provision that provides seventy-five percent (75%) of the voting shares outstanding shall be required to amend, alter, change or repeal any provision contained in these Articles of Incorporation, irrespective of the provisions of the NRS. While supermajority provisions can be appropriate for certain defensive measures, the Board believes the 75% threshold is relatively restrictive for ordinary corporate amendments, and the Company cannot take advantage of the amendment to NRS Section 78.390, which allows publicly traded corporations to amend their articles of incorporation to increase or decrease the number of authorized shares of capital stock with stockholder approval under the voting threshold for general matters (established either by the NRS or the corporation’s governing documents), unless the articles of incorporation require a greater proportion. In addition, as a public company, the Company expects to require timely access to external financing and strategic capital. The Board believes that maintaining a 75% supermajority voting requirement may unnecessarily limit the Company’s flexibility to adopt amendments that are in the best interests of stockholders, including those that facilitate capital raising transactions, strategic initiatives, and other corporate governance improvements. Aligning the voting threshold with the statutory standard applicable to Nevada corporations and the practices of comparable public companies would provide the Company with greater flexibility to respond to changing market conditions while continuing to safeguard the rights of stockholders.

Our Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to (i) amend the voting threshold for future amendments to increase or decrease the number of authorized shares of common stock or preferred stock so that such amendments will not require an affirmative vote of the holders of at least a majority of the voting power of the then outstanding shares of capital stock entitled to vote thereon, (ii) amend the voting threshold required to amend, alter, change or repeal any provision contained in these Articles of Incorporation from seventy-five percent (75%) to a simple majority (50%), and (iii) authorize a change of name of the Company without actions by the stockholders (the “Voting Threshold Certificate of Amendment”).

Potential Impact of the Voting Threshold Amendment

If the amendment is adopted, it will become effective upon the filing of the Voting Threshold Certificate of Amendment with the Nevada Secretary of State. After such time, an amendment to our Articles of Incorporation that relates solely to an increase or decrease in the number of shares the corporation is authorized to issue will require approval by a majority of the votes cast on such proposal. This means that broker non-votes, abstentions, and shares not present in person or by proxy at a stockholder meeting would have no effect on the outcome of whether such amendments are approved by stockholders. The description of the Voting Threshold Certificate of Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Voting Threshold Certificate of Amendment attached to this proxy statement as Appendix C.

In deciding to approve the Voting Threshold Amendment and recommend it for stockholder approval, our Board considered a number of factors, including:

●	By adopting the Voting Threshold Amendment, shares held by stockholders who do not vote or return proxies will no longer count as votes against amendments to our Articles of Incorporation that relate solely to an increase or decrease in the number of shares the corporation is authorized to issue. However, stockholders may continue to register their dissent against these actions by casting votes “against” any of these actions, if they are taken in the future.

●	The currently applicable voting standards and requirements for increases or decreases to the authorized number of shares may require us to expend significant time and resources, including with respect to the engagement of proxy solicitors to help solicit the requisite votes or, if we are not able to reach the required voting thresholds, could result in such proposals either not receiving stockholder approval or requiring the adjournment of the meeting for further solicitation.

●	Our ability to offer equity incentives to our directors, officers, and employees, conduct equity offerings, and to engage in strategic transactions may also require us to increase the number of shares of our common stock.

Appendix Relating to the Preferred Stock Authorization

The form of the amendment to our Articles of Incorporation relating to this proposal, which we would file with the Nevada Secretary of State, is attached to this proxy statement as Appendix C.

Required Vote

The affirmative vote of stockholders that represent seventy-five (75%) of the voting power entitled to vote on the Preferred Stock Authorization is required to approve the Preferred Stock Authorization. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the outcome of the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE VOTING THRESHOLD IN ARTICLES OF INCORPORATION.

PROPOSAL 4 – AMENDMENT TO AMEND STOCKHOLDER MEETING QUORUM REQUIREMENT AND
THE INFORMAL ACTION REQUIREMENT

Proposal

The Board has proposed an amendment to our Bylaws to (i) reduce the quorum requirement for holding a meeting, including an annual meeting, of our stockholders and for the transaction of business from holders of a majority of our outstanding shares of common stock entitled to vote at the meeting to holders of one-third (1/3) of our outstanding shares of common stock entitled to vote at the meeting, and (ii) remove the Section 2.16 Informal Action by Shareholders (the “Bylaw Amendments”).

Board Consideration of the Bylaw Amendments.

Our current Bylaws Section 2.9 requires that, at all shareholders’ meetings, the presence in person or by proxy of the holders of a majority of the outstanding stock entitled to vote shall be necessary to constitute a quorum for the transaction of business, in light of potential challenges of reaching our stockholders to facilitate the conduct of stockholder meetings and to reduce the costs associated with proxy solicitations and cancelled or adjourned stockholder meetings.

In addition, our current Bylaws Section 2.16 provides that informal actions by stockholders may be taken without a meeting if it is signed by all of the stockholders entitled to vote with respect to the subject matter thereof. In connection with the proposed amendment to the voting threshold in Proposal 3, the Board proposes to remove current Section 2.16, which would leave any written resolution to be subject to NRS Section 78.320 provides that written consent thereto is signed by stockholders holding at least a majority of the voting power.

 The need for the Bylaw Amendments arose because the vast majority of our stockholders hold their shares in “street name” in brokerage accounts. This means that brokers may vote the shares held by their clients, unless the beneficial owner specifically provides instructions to their broker, but only on “discretionary” or “routine” matters. However, many brokers have adopted policies that do not permit them to vote the shares of their clients on any matter, without instructions from their clients, and many of our street name stockholders do not submit voting instructions to their brokers. As a result, a very large number of these shares are unvoted and thus the holders of those unvoted shares are not present at the meeting, making it very difficult to meet our current Stockholder Meeting Quorum Requirement, as clearly evidence by our inability to meet it at the prior two scheduled dates for this Annual Meeting, despite our efforts.

If the Bylaw Amendments are approved by the stockholders, we anticipate that we will be able to hold our annual meetings in future years, and any special meetings, on their scheduled dates, saving significant time and expense. For example, for any stockholders meeting without a proper quorum, we would need to incur expenses in relation to rescheduling stockholders meeting, coordinating and allocating management resources, delivering proxy materials, and potentially hiring a proxy solicitation firm to assist us with reaching the stockholder meeting quorum. We believe the Bylaw Amendment in this -proposal will help us save such expenses as our Company keep grow and additional investors.

The Bylaw Amendments, if approved by the stockholders, will only be in effect for future annual or special stockholder meetings and will have no effect on the current stockholder meeting quorum requirement.

Vote Required

The affirmative vote of stockholders that represent a majority of the voting power of the shares present in person or represented by proxy and are entitled to vote on this proposal is required to approve the Bylaw Amendments. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the outcome of the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE BYLAW AMENDMENTS.

PROPOSAL 5 – THE ADOPTION OF A NEW TREASURY RESERVE STRATEGY

General

In October 2025, our Board adopted a resolution (i) approving a Treasury Reserve Strategy (as defined below), with Bitcoin and Ethereum serving as the primary treasury reserve assets on an ongoing basis, subject to market conditions and anticipated needs of the business, provided that the fair market value of the Company’s total holdings of each of Bitcoin and Ethereum shall not exceed 5% of the total market capitalization of such cryptocurrency at the time of acquisition (the “5% Threshold”), and (ii) recommending that the Treasury Reserve Strategy be submitted to the stockholders for approval at the Special Meeting. Stockholders’ approval of this proposal would authorize the Board, within the 5% Threshold, to implement and administer the Treasury Reserve Strategy, including the purchase, holding, or sale of Bitcoin and Ethereum, in its discretion and in the best interests of the Company and its stockholders.

Discussion of the Proposal

The Company plans to adopt Bitcoin and Ethereum as its primary treasury reserve assets (the “Treasury Reserve Strategy”). In future periods, the Company plans to purchase Bitcoin and Ethereum and increase its overall holdings of Bitcoin and Ethereum provided that the fair market value of the Company’s total holdings of each such cryptocurrency shall not exceed the 5% Threshold. The Company does not currently intend to include or substitute any other digital assets under this strategy. Subject to this limit, the Company may, from time to time, acquire Bitcoin or Ethereum or to reduce the Company’s holdings taking into account market conditions, business requirements, liquidity considerations, and other factors deemed appropriate. A key aspect of the Treasury Reserve Strategy is to raise capital to be used to increase the Bitcoin and Ethereum position in a manner which is accretive to stockholders. This can come in the form of equity, equity-linked debt or other forms of offerings designed to increase exposure to Bitcoin and Ethereum within a prudent risk management framework.

The Company’s decision to consider Bitcoin and Ethereum as core treasury assets is grounded in a forward-looking assessment of developments in the evolving global financial ecosystem. We believe the programmability, security and developer momentum of Bitcoin and Ethereum position them as leading digital assets for the next generation of decentralized financial applications. In addition, the transition to a proof-of-stake consensus mechanism and the rise of Layer 2 blockchain networks with high scalability have transformed Bitcoin and Ethereum into a yield-bearing, productive Crypto asset with increasing institutional adoption and intrinsic network value. We believe that the value proposition of Bitcoin and Ethereum at their core are digital trust commodities and that an investment in Bitcoin and Ethereum represents a long-term growth opportunity as more tokenized real-world assets are secured by the crypto ecosystem.

By systematically acquiring and staking Bitcoin and Ethereum, the Company plans to establish a resilient, crypto-native treasury designed to generate sustainable yield through staking rewards while maintaining potential upside exposure to any Bitcoin and Ethereum price appreciation. The Company plans to diligently tracks and routinely reports key performance indicators designed to offer investors transparency and insight into the execution and effectiveness of Bitcoin and Ethereum treasury strategies.

Board Consideration of the Treasury Reserve Strategy

The Board held extensive discussions over multiple meetings from August to September 2025 regarding the Company’s long-term positioning in light of industry challenges, global macroeconomic conditions, and the Company’s financial resources.

The management presented to the Board its assessment of the Company’s current financial condition and outlined the challenges of preserving stockholder value with current cross-border logistics operations in an environment of rising inflation, volatile interest rates, uncertain global trade policies and heightened geopolitical risks. Management noted that the Company’s exposure to global trade cycles and currency movements has increased financial volatility. In this context, management proposed a phased introduction of a digital asset treasury strategy, designed to diversify the Company’s reserve assets and mitigate certain systemic and currency-related risks, with an initial allocation of Bitcoin and Ethereum representing a small but meaningful portion of available reserves, with the potential to scale over time. Management emphasized that this strategy would serve to preserve capital, strengthen the Company’s long-term financial flexibility, and create long-term value.

The Board considered materials prepared by management outlining the rationale for the new strategy. Based upon all the information provided, taken as a whole, and the discussions at the meetings, the Board, comprised of a majority of Independent Directors, approved the Treasury Reserve Strategy.

In determining to approve the Treasury Reserve Strategy and to recommend that stockholders of the Company approve this proposal, the Board considered, among other things, the following factors:

●	Current Prospects of the Treasury Reserve Policy: Bitcoin and Ethereum are presented as limited-supply digital assets that could serve as an additional form of reserve holding, potentially helping to diversify the Company’s treasury beyond traditional cash and cash equivalents. The Board further noted Bitcoin and Ethereum’s growing adoption globally by individuals, institutions, and governments, as well as its increasing recognition as a distinct asset class.

●	Evaluation of Alternatives: The Board reviewed a range of strategic alternatives. Continued investment into core operations, including technology upgrades and capacity expansion, was evaluated but constrained by the Company’s current profitability profile and the capital-intensive nature of the logistics industry. The Board also considered more aggressive financing or acquisitions but concluded that such actions would increase balance sheet leverage without necessarily improving the Company’s resilience to macroeconomic uncertainty.

In contrast, the Board determined that a phased allocation to Bitcoin and Ethereum represented a differentiated and compelling alternative. While the Company does not possess the scale of balance sheet resources of larger technology or financial firms that have adopted similar strategies, even a modest allocation could provide tangible benefits. These included: diversification of treasury assets beyond fiat currencies, maintaining a small portion of reserves in digital assets that are designed to be scarce and independent of traditional monetary systems, and alignment with the Company’s broader strategic objective of positioning itself as an innovative and forward-looking operator in a traditional industry.

●	Evaluation of Risks Associated. The Board also acknowledged risks associated with this strategy. Bitcoin and Ethereum remain volatile assets, with the potential for significant fluctuations in market value over short periods. Additionally, regulatory and accounting treatment for digital assets in the United States remains complex and evolving. Management acknowledged these risks but emphasized that the proposed phased approach would size the initial allocation conservatively relative to reserves, ensuring that operational liquidity and financial stability were not jeopardized.

●	Costs and Implementation. The Board considered the practical costs and requirements of implementing the digital asset treasury strategy. Management presented information regarding custody solutions, security protocols, and liquidity management arrangements necessary to safeguard the Company’s balance sheet. The Board reviewed the estimated costs of custody, transaction fees, and compliance oversight, all of which were expected to be manageable relative to the potential benefits. The Board also considered the operational steps required to execute the initial allocation, as well as the processes for monitoring and reporting digital asset holdings in compliance with regulatory requirements.

Based on its review of the information presented, the discussions with management, and independent analysis of alternatives, the Board determined that the Treasury Reserve Strategy is in the best interests of stockholders. The Board approved and reaffirmed the Company’s commitment to this strategy. Accordingly, the Board recommends that stockholders support the continued implementation of the digital asset treasury such as bitcoin or ethereum as the company’s primary financial policy.

Required Vote

The affirmative vote of stockholders that represent a majority of the voting power of the shares present in person or represented by proxy and are entitled to vote on this proposal is required to approve this proposal. Abstentions will be treated as votes against the proposal and broker non-votes will have no effect on the outcome of the proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” TREASURY RESERVE STRATEGY.

PROPOSAL 6 – FUTURE ISSUANCE OF SHARES OF OUR COMMON STOCK AND/OR SECURITIES
CONVERTIBLE INTO OR EXERCISABLE FOR OUR COMMON STOCK

Background and Proposal

Our Board of Directors has determined that it is in the best interests of our company and our stockholders to maintain the flexibility of having an alternative means to raise capital, separate from any public offerings that we may conduct.

At the Special Meeting, our stockholders will be asked to approve, pursuant to Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”), the issuance of our Common Stock (and/or securities convertible into or exercisable for our Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance in one or more non-public transactions at a price below the “Minimum Price” but not less than 80% of the “Minimum Price” (as defined under Rule 5635(d)).

Stockholder Approval Requirement

Our Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of our Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock and/or securities convertible into or exercisable for common stock equal to 20% or more of the Common Stock outstanding before the issuance at a price less than the “Minimum Price.” Shares of our Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances. For purposes of Rule 5635(d), the “Minimum Price” is the lower of: (i) the Nasdaq Official Closing Price of the common stock (“NOCP”); or (ii) the average NOCP for the five trading days, in either case immediately preceding the signing of a binding agreement.

Rationale of Approving this Proposal

We need to raise additional capital to maintain our operations, meet our liquidity requirements and, among other things, execute new business strategies such as the Treasury Reserve Strategy. We continue to consider all strategic alternatives, including restructuring or refinancing of our debt, seeking additional debt or equity capital, disposing of assets, other strategic transactions and/or other restructuring measures.

We have not determined the particular terms for such prospective offerings or exchanges. Due to the current market price of our Common Stock and current market conditions generally, it is unlikely that we would be able to raise a sufficient amount of capital needed to support our ongoing operational and liquidity needs without exceeding Nasdaq’s 20% limitation. Because we may seek additional capital or issue shares that trigger the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop. Unless we return to our stockholders for further approval, which would be required by Nasdaq Marketplace Rule 5635(b) in the event such transaction or series of transactions would result in a change of control, any future transaction or series of transactions subject to the approval sought by this proposal will not result in a change of control.

We hereby submit this proposal to our stockholders for their approval of the potential issuance of shares of our Common Stock, or securities exercisable for or convertible into our Common Stock (whether through the sale of equity or convertible debt), in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	the aggregate number of shares of Common Stock (or Common Stock issuable upon conversion, exchange, or exercise of any preferred stock, convertible debt, warrants, options, rights, or other equity-linked securities sold in the transactions) will not exceed 100 million shares, subject to adjustment for stock splits, reverse stock splits, stock dividends and similar transactions effected prior to the offerings;

●	the maximum aggregate dollar amount will not exceed $100.0 million, which would include both the original offering proceeds from the sale of any securities as well as any additional proceeds that might be received upon the conversion, exchange, or exercise of any preferred stock, convertible debt, warrants, options, rights, or other equity-linked securities that would be issued in the financing transactions;

●	the securities may be issued at a price below the “Minimum Price,” provided that the offering price shall be no less than 80% of the “Minimum Price”; and

●	the time frame for the issuance of the securities that would be sold in accordance with the approval of this proposal shall not exceed ten (10) months from the date of stockholder approval, provided that, in the course of trying to complete such proposed offering, if it appears that we will be unable to complete it within such three-month period, we may seek approval from Nasdaq for additional time, up to a total of six months from the date of stockholder approval.

If this proposal is approved, we will not solicit further authorization from our stockholders prior to the issuance of any shares of our Common Stock authorized by this proposal. If our stockholders do not approve this Proposal, we may not use shares of our Common Stock in excess of the Nasdaq Marketplace Listing Rule 5635(d) 20% share limitation, unless and until stockholder approval of this proposal (the “Issuance Proposal”), or a similar proposal that is in accordance with Marketplace Rule 5635(d) and, if applicable, Marketplace Rule 5635(b), is obtained. The failure to obtain stockholder approval of this Proposal may have a material negative impact upon us as it will constrain our ability to meet our short-term liquidity requirements.

Potential Effects of this Proposal

The issuance of shares of our Common Stock, or other securities convertible into shares of our Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. The issuance of shares of our Common Stock could also have a dilutive effect on our book value per share and on any future earnings per share, in the sale or resale of any such shares could cause prevailing market prices of our Common Stock to decline.

The issuance of shares of Common Stock, or securities convertible into our Common Stock, in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

We have not yet determined the terms and conditions of any offerings or issuances. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 100 million shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this Issuance Proposal (subject to adjustment for any reverse stock split, and including, for this purpose, shares issuable upon conversion, exchange, or exercise of any preferred stock, rights, options, warrants, convertible debt or other equity-linked securities sold). It is possible that some of the securities we issue could be acquired by one or more investors who could hold a large block of our Common Stock, even if such ownership does not amount to a change of control. Nevertheless, this would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We currently have no definitive arrangements or understandings regarding any specific transaction for the issuance of shares authorized by the Issuance Proposal. Assuming that we issue all 100 million shares of Common Stock authorized by this Issuance Proposal (including the potential future issuance of shares issuable upon exercise or conversion of the securities sold) at the maximum discount of 20% of the then-“Minimum Price” of our Common Stock, we will generate up to $100 million in gross proceeds before related expenses, assuming the securities sold, if any, are fully exercised or converted, as applicable. Both the aggregate share limit of 100 million shares and the aggregate gross proceeds limit of $100 million represent the maximum amounts that may be issued or raised pursuant to this authorization. The exact terms of any offering, or series of offerings, will be determined by our Board of Directors within the above-stated limitations. There is no assurance that we will raise $100 million, or any amount in the future transaction or series of transactions that would be authorized by the approval granted pursuant to this Issuance Proposal.

Our currently effective Amended and Restated Articles of Incorporation authorize us to issue up to 200 million shares of Common Stock, of which 17,427,559 shares were issued and outstanding as of the Record Date of October 16, 2025 and approximately 707,159 shares are reserved for issuance upon exercise of outstanding warrants. If Proposals 1 and 2 are both approved, we will be authorized to issue up to 2,000,000,000 shares of Common Stock and 1,000,000,000 shares of Preferred Stock.

Subject to the limitation of a maximum of $100 million in aggregate gross proceeds, if we issue all 100 million shares of our Common Stock authorized by this proposal, we would have approximately 117,427,559 shares of our Common Stock outstanding, assuming any securities sold are fully exercised or converted, as applicable, and excluding any outstanding options, warrants, awards that may be granted under any share incentive plan or other future issuances. There is no assurance that we will offer and sell any shares of our Common Stock pursuant to this proposal.

Required Vote

The affirmative vote of stockholders that represent a majority of the voting power of the shares present in person or represented by proxy and are entitled to vote on this proposal is required to approve this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AUTHORIZE FUTURE ISSUANCE OF SHARES OF OUR COMMON STOCK AND/OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR OUR COMMON STOCK.

PROPOSAL 7 – THE COMPANY’S 2025 EQUITY INCENTIVE PLAN

Proposal

The Board believes that stock-based incentive awards play an important role in our success by encouraging and enabling our officers, employees, non-employee directors and consultants upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business to acquire or increase an equity interest in our company.

On October 16, 2025, the Board adopted, subject to stockholder approval, the Lakeside Holding Limited 2025 Long-Term Incentive Plan (the “Plan”). The Plan is designed to enable the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or a committee appoint by the Board. A copy of the Plan is attached as Appendix D to this Proxy Statement and is incorporated herein by reference.

The Board believes that providing such persons with a direct stake in our company will have the effect of strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, assisting the Company and its Subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants, optimizing the profitability and growth of the Company and its Subsidiaries through incentives which are consistent with the Company’s goals, proving the grantees with an incentive for excellence in individual performance, promoting teamwork among employees, consultants and non-employee directors, attracting and retaining highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of the Company’s stockholders.

Summary of Material Features of the Plan

The summary below is qualified in its entirety by the terms of the Plan which is incorporated by reference to Appendix D to this proxy statement.

Shares Available for Awards

The total number of shares of our common stock which may be issued under the Plan is 5 million outstanding shares of common stock.

Administration

The Board has delegated the administration of the Plan to the Compensation Committee (the “Committee”), and the Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan.  Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan.

Eligibility

Individuals eligible for awards under the Plan shall consist of employees (including officers), directors and consultants, or those who will become employees (including officers), directors and consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any subsidiary. For purposes of this Plan, “consultants” include individual service providers who are natural persons and who provide bona fide services to the Company or any of its subsidiaries, other than in connection with the offer or sale of securities in a capital-raising transaction or services that directly promote or maintain a market for the Company’s securities.

Term of the Plan

The Plan shall terminate automatically on December 31, 2035, except with respect to Awards then outstanding. No Awards may be granted under the Plan after it is terminated.

Stock Options

Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s))”.  Stock Options may be granted under the Plan in such form as the Committee may from time to time approve.  Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights.  Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Internal Revenue Code of 1986 (the “Code”)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Stockholder”). The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Stockholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value (as defined below) of the Common Stock on the date of grant. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Stockholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

Restricted Shares

Restricted Shares may be granted alone or in addition to any other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant.  With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares.  Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE LAKESIDE HOLDING LIMITED 2025 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND LAKESIDE HOLDING LIMITED (THE “COMPANY”).  COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE PRINCPAL EXECUTIVE OFFICES OF THE COMPANY.  THE COMPANY WILL FURNISH TO THE RECORDHOLDER OF THIS CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL EXECUTIVE OFFICES, A COPY OF SUCH PLAN AND AWARD AGREEMENT.  THE COMPANY RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”

Stock Appreciation Rights

A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

Restricted Share Units

A Restricted Share Unit is an Award of unit (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain continued service target, performance criteria or other conditions are not met within a designated period of time. Restricted Share Units may be granted alone or in addition to any other Awards under the Plan.  Subject to the terms of the Plan, the Committee shall determine the number of Restricted Share Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Share Units granted to any Participant. Participants receiving a grant of Restricted Share Units shall only earn into and be entitled to payment in respect of such Awards upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Share Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Share Units, as determined by the Committee.

Fair Market Value

“Fair Market Value” shall be determined in good faith by the Committee as of the last business day for which the prices or quotes discussed in this sentence are available prior to such date and shall mean (i) the closing price quoted on the national securities exchange or national securities association that is the principal market for the Common Stock, or (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Committee’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock selected by the Committee in its sole discretion.

Amendment and Termination of the Plan

The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any subsidiary.  No such amendment, suspension or termination shall materially adversely affect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Restricted Share Units, or Restricted Share grants, without the consent of such Participant.

Federal Tax Consequences

The following is a brief and general summary of some United States federal income tax consequences applicable to the Plan.  The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction.  Because the tax consequences of events and transactions under the Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the Plan should consult a tax advisor.

Incentive Stock Options.  Stock options granted under the Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options.  Upon the grant of an incentive stock option, the optionee will not recognize any income.  Generally, no income is recognized by the optionee upon the exercise of an incentive stock option.  The optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of shares acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition.  If the shares are disposed of by the optionee after the later to occur of (i) the end of the two-year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the day the shares are issued to the optionee (the later of (i) or (ii) being the “ISO Holding Period”), any gain or loss realized upon such disposition will be long-term capital gain or loss, and the Company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise.  For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.

Generally, if the shares are disposed of by the optionee in a taxable disposition within (i) the two-year period beginning on the day after the day the option was awarded to the optionee, or (ii) the one-year period beginning on the day after the day the shares are issued to the optionee, the excess, if any, of the amount realized (up to the fair market value of the shares on the exercise date) over the option price will be compensation taxable to the optionee as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) equal to the amount of ordinary income realized by the optionee.  Any amount realized upon such a disposition by the optionee in excess of the fair market value of the shares on the exercise date will be capital gain.

If an optionee has not remained an employee of the Company during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised (other than in the case of the optionee’s death), the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

Non-Qualified Stock Options.  In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income.  At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”), in an amount equal to the difference between the fair market value on the exercise date of the shares acquired pursuant to such exercise and the option price.  Upon a subsequent disposition of the shares, the optionee will recognize long- or short-term capital gain or loss, depending upon the holding period of the shares.  For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the fair market value of such shares on the exercise date.

Effect of Share-for-Share Exercise.  If an optionee elects to tender shares of Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, generally the optionee will not recognize any gain or loss on such tendered shares.  However, if the shares tendered in connection with any share-for-share exercise were previously acquired upon the exercise of an incentive stock option, and such share-for-share exercise occurs during the ISO Holding Period for such shares, then there will be a taxable disposition of the tendered shares with the tax consequences described above for the taxable dispositions during the ISO Holding Period of the shares acquired upon the exercise of an incentive stock option.

If the optionee tenders shares upon the exercise of a nonqualified option, the optionee will recognize compensation taxable as ordinary income and the Company generally will be entitled to a deduction (subject to the provisions of Section 162(m) of the Code discussed below under the caption “Limits on Deductions”) in an amount equal only to the fair market value of the number of shares received by the optionee upon exercise which is in excess of the number of tendered shares, less any cash paid by the optionee.

Restricted Shares. A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction, in an amount equal to the amount of ordinary income recognized by the participant.  After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and the Company will not be entitled to a deduction in respect of any such dividend payment.

Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and the Company generally will be entitled to a deduction, in an amount equal to the then fair market value of the shares of  Common Stock for which the terms and conditions applicable to the restricted share award have been satisfied.  The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant.  Such an election must be made by the participant not later than 30 days after the date of grant.  If such an election is made, no income would be recognized by the participant (and the Company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied.  The participant’s tax basis for the restricted shares received and for any shares of Common Stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant.  If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of the Common Stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code.  In such case, the holding period will commence immediately after the grant of such restricted shares.

Restricted Share Units. A participant will not recognize any income upon the award of a Restricted Share Unit.  If the performance goals applicable to the Restricted Share Unit are achieved during the applicable performance period and such Restricted Share Units are earned, a participant will recognize compensation taxable as ordinary income when he or she receives payment with respect to such Restricted Share Unit, and at such time the Company will be entitled to a deduction equal to the amount of cash or the then fair market value of unrestricted Common Stock received by the participant in payment of the Restricted Share Units. The participant’s tax basis for any such shares of Common Stock would be the fair market value on the date such unrestricted shares are transferred to the participant.  If all or a portion of the Restricted Share Units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.

Limits on Deductions.  Under Section 162(m) of the Code, the amount of compensation paid to the chief executive officer and the four other most highly paid executive officers of the Company in the year for which a deduction is claimed by the Company (including its subsidiaries) is limited to $1,000,000 per person in any year, except that qualified performance-based compensation will be excluded for purposes of calculating the amount of compensation subject to this $1,000,000 limitation.  The ability of the Company to claim a deduction for compensation paid to any other executive officer or employee of the Company (including its subsidiaries) is not affected by this provision.

The Company has structured the Plan so that the Company may claim a deduction in connection with (i) the exercise of non-qualified stock options and/or SARs, (ii) the disposition during the ISO Holding Period by an optionee of shares acquired upon the exercise of incentive stock options, and (iii) the payment of any restricted share units, provided that, in each case, the requirements imposed on qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder are satisfied with respect to such awards.  Restricted share awards under the Plan that vest solely upon the passage of time will not be qualified performance-based compensation under Section 162(m) of the Code. Any deduction the Company may claim upon the lapse of any restrictions on such restricted share awards will be subject to the limitations on deductibility under Section 162(m).

Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the Plan will be subject to withholding for federal income and employment tax purposes.  If an employee, to the extent permitted by the terms of a grant or award under the Plan, uses shares of Common Stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of Common Stock.

In the event of a change of control, certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the Plan or otherwise may cause or result in “excess parachute payments” (as defined in Section 280G(b)(I) of the Code).  Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company.  In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company (or a subsidiary).

Required Vote

The affirmative vote of stockholders that represent a majority of the voting power present in person or represented by proxy and are entitled to vote is required to approve this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF 2025 INCENTIVE PLAN.

PROPOSAL 8 - APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

General

We may ask stockholders to vote on a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt any of the other proposals. In that event, stockholders will be asked to vote only upon this proposal and not on any other matter. If this proposal is approved, the Board may in its discretion, if necessary or appropriate, adjourn the annual meeting to use the additional time to solicit additional proxies in favor of any of the other proposals. Even if there are a sufficient number of votes at the time of the annual meeting to adopt one of the other proposals, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Special Meeting to solicit additional proxies for the proposal for which there are insufficient votes, and the Board may do so without adopting the proposal for which there are sufficient votes at the time of the annual meeting.

Required Vote

The affirmative vote of stockholders that represent a majority of the voting power present in person or represented by proxy and are entitled to vote is required to approve this proposal.

Board Recommendation

THE BOARD RECOMMENDS A VOTE IN FAVOR OF ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information relating to the beneficial ownership of our common stock as of the date of this prospectus by:

●	each person, or group of affiliated persons, known by us to own beneficially more than 5% of our outstanding common stock;

●	each of our named executive officers and directors immediately following the offering; and

●	our executive officers and directors immediately following the offering as a group.

The number of shares of common stock beneficially owned by each entity, person, executive officer or director is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of common stock over which the individual has sole or shared voting power or investment power as well as any shares of common stock that the individual has the right to acquire within 60 days of the date of this prospectus, through the exercise of any option, warrant or other right. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of outstanding common stock is computed on the basis of 17,427,559 shares of common stock shares of common stock outstanding as of the Record Date.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner (1)	Number	%†
Executive Officers and Directors
Henry Liu(2)	2,700,600	15.5%
Long (Leo) Yi	-
Aik Siang Goh	-
Zhengyi (Janice) Fang	-
Yang Li	-
Xiaoou Li	-
All Executive Officers and Directors as a group	2,700,600	15.5%
5% or Greater Holders	-
H&L LOGISTICS INTERNATIONAL LLC(2)	2,700,600	15.5%
JIUSHEN TRANSPORT LLC(3)	3,000,000	17.2%
Brink Holding Limited(4)	910,330	5.2%

(1)	Unless noted otherwise, the address of all listed stockholder is 1475 Thorndale Avenue, Suite A, Itasca, Illinois 60143.

(2)	Represents 2,700,600 shares of common stock held of record by H&L LOGISTICS INTERNATIONAL LLC, a company wholly owned by Mr. Henry Liu organized under the laws of the State of Illinois. The registered address of H&L LOGISTICS INTERNATIONAL LLC is 270 Hearthstone Drive, Bartlett, Illinois 60103.

(3)	Represents 3,000,000 shares of common stock held of record by JIUSHEN TRANSPORT LLC, a company wholly owned by Mr. Shuai Li organized under the laws of the State of Illinois. The registered address of JIUSHEN TRANSPORT LLC is 1360 West Walton Street, Chicago, Illinois 60642.

(4)	Represents 910,330 shares of common stock held of record by Brink Holding Limited, a company wholly owned by Ms. Huifen Hua organized under the laws of British Virgin Islands. The registered address of Brink Holding Limited is Craigmuir Chambers, Road Town, Tortola, VG 1110, British Virgin Islands.

APPENDIX A

Certificate of Amendment

ARTICLE IV SHARE OF STOCK of the Articles of Incorporation is deleted in its entirety and replaced with the following:

“Section 4.01 Authorized Shares.

(a)	The amount of the total authorized capital stock of this Corporation consists of 2,000,000,000 shares with a par value of $0.0001 per share, designated as Common Stock. The Common Stock may be issued from time to time without action by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.”

A-1

APPENDIX B

ARTICLE IV SHARE OF STOCK of the Articles of Incorporation is amended to include the following:

“Section 4.01 Authorized Shares.

(b)	The aggregate number of shares of capital stock that the Corporation will have the authority to issue includes, in addition to the Common Stock, 1,000,000,000 shares of blank check preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”).”

“Section 4.02 Blank Check Preferred Stock

The Board of Directors is authorized, subject to the limitations prescribed in Section, to provide for the issuance of the shares of blank check preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock will include, but not be limited to, the rights to determine the following:

(i)	The number of shares constituting that series of Preferred Stock and the distinctive designation of that series, which may be a distinguishing number, letter or title;

(ii)	The dividend rate on the shares of that series of Preferred Stock, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)	Whether that series of Preferred Stock will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)	Whether that series of Preferred Stock will have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

(v)	Whether or not the shares of that series of Preferred Stock will be redeemable and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)	Whether that series of Preferred Stock will have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

(vii)	The rights of the shares of that series of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)	Any other relative rights, preferences and limitations of that series of Preferred Stock.

Each series of serial Preferred Stock, in preference to the Common Stock, will be entitled to dividends from funds or other assets legally available therefore, at such rates, payable at such times and cumulative to the extent as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of serial Preferred Stock, in preference to the Common Stock, will be entitled to receive such amount or amounts as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. Preferred Stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be canceled by the Corporation and returned to the status of authorized but unissued Preferred Stock. All shares of any series of serial Preferred Stock, as between themselves, shall rank equally and be identical; and all series of serial Preferred Stock, as between themselves, shall rank equally and be identical, except as set forth in resolutions of the Board of Directors authorizing the issuance of the series.”

B-1

APPENDIX C

Certificate of Amendment

ARTICLE IX. AMENDMENTS of the Articles of Incorporation is deleted in its entirety and replaced with the following:

“(a) At least a majority (50%) of the voting shares outstanding shall be required to amend, alter, change or repeal any provision contained in these Articles of Incorporation.

(b) The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) with the approval of the stockholders entitled to vote thereon, voting together as a single class, irrespective of the provisions of NRS 78.2055(3), 78.207(3) or 78.390(2), and no vote of the holders of any class or series of Common Stock or Preferred Stock voting separately as a class or series shall be required therefor (and any such right otherwise provided under NRS 78.2055(3), 78.207(3) or 78.390(2) is hereby specifically denied), unless a vote of any such holder is expressly required pursuant to these Articles or set forth in the applicable certificate of designation.

(c) No action by the stockholders is required if the proposed amendment to the Articles of Incorporation consists only of a change in the name of the corporation.”

C-1

APPENDIX D

Exhibit A

LAKESIDE HOLDING LIMITED

2025 LONG-TERM INCENTIVE PLAN

1. Purpose. The purpose of the Lakeside Holding Limited 2025 Long-Term Incentive Plan (the “Plan”) is to further and promote the interests of Lakeside Holding Limited (the “Company”), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees (including officers), directors and consultants, or those who will become employees, directors and consultants, and to align the interests of those individuals and the Company’s shareholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Exchange Act.

2. Definitions. For purposes of the Plan, the following terms shall have the meanings set forth below:

2.1 “Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the laws, rules, regulations and government orders of any jurisdiction applicable to Awards re-granted under the Plan.

2.2 “Award” means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

2.3 “Award Agreement” means the agreement executed by a Participant pursuant to Sections 3.2 and 15.7 of the Plan in connection with the granting of an Award.

2.4 “Board” means the Board of Directors of the Company, as constituted from time to time.

2.5 “Code” means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.6 “Committee” means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

2.7 “Common Stock” means the Common Stock, par value $ $0.0001 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

2.8 “Company” means Lakeside Holding Limited, a Nevada corporation, or any successor thereto.

2.9 “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

2.10 “Fair Market Value” with respect to a share of Company Stock on any relevant date shall be determined in accordance with the following provisions:

(1) If the Common Stock is publicly traded, “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to such date and shall mean (i) the closing price quoted on the national securities exchange or national securities association that is the principal market for the Common Stock, or (ii) if the Common Stock is not so listed, the last or closing price on the relevant date quoted on the OTC Bulletin Board Service or by Pink Sheets LLC or a comparable service as determined in the Committee’s sole discretion; or (iii) if the Common Stock is not listed or quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock selected by the Committee in its sole discretion.

(2) If Company Stock is not publicly traded, “Fair Market Value” shall be determined by the Board in its good faith best judgment or by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the regulations thereunder as of a date that is no more than twelve months before such date.

2.11 “Incentive Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an “incentive stock option” within the meaning of Section 422 of the Code.

2.12 “Non-Qualified Stock Option” means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

2.13 “Participant” means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

2.14 “Restricted Share Units” means the monetary units granted under Section 9 of the Plan and the relevant Award Agreement.

2.15 “Plan” means the Lakeside Holding Limited 2025 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

2.16 “Restricted Shares” means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

2.17 “Service Recipient” means the Company or Subsidiary of the Company to which a Participant provides services as an employee, a Consultant, or a director.

2.18 “Stock Appreciation Right” means an Award described in Section 7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

2.19 “Subsidiary(ies)” means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

3. Administration.

3.1 The Committee. The Plan shall be administered by the Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than two (2) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee. The Committee may delegate to the Chief Financial Officer any or all of the authority of the Committee with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercise.

3.2 Plan Administration and Plan Rules. The Committee is authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan, including, without limitation, (a) selecting the Plan’s Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, (d) determining the denomination of any Award, including U.S. Dollars, Chinese Renminbi or other local currency, and (e) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided, however, if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants. The Committee’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee. The Committee may, in its sole discretion, delegate its authority to one or more senior executive officers for the purpose of making Awards to Participants who are not subject to Section 16 of the Exchange Act.

3.3 Liability Limitation. Neither the Board nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

3.4 Jurisdictional Considerations. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternatives versions shall increase the share limitations contained within Section 4.2 of the Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Laws.

4. Term of Plan/Common Stock Subject to Plan.

4.1 Term. The Plan shall terminate on December 31, 2035, except with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

4.2 Common Stock. The maximum number of shares of Common Stock in respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 13.2 of the Plan, shall not exceed 5,000,000 shares, all of which may be issued as Awards, including, but not limited to, Incentive Stock Options. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

4.3 Computation of Available Shares. For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the number of shares of Common Stock potentially issuable under grants or payments of Restricted Share Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

5. Eligibility. Individuals eligible for Awards under the Plan shall consist of employees (including officers), directors and Consultants, or those who will become employees (including officers), directors and Consultants, of the Company and/or its Subsidiaries whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company or any Subsidiary. “Consultant” means any consultant or adviser if: (a) the consultant or adviser renders bona fide services to a Service Recipient; (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or adviser is a natural person who has contracted directly with the Service Recipient to render such services.

6. Stock Options.

6.1 Terms and Conditions. Stock options granted under the Plan shall be in respect of Common Stock and may be in the form of Incentive Stock Options or Non-Qualified Stock Options (sometimes referred to collectively herein as the “Stock Option(s))”. Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

6.2 Grant. Stock Options may be granted under the Plan in such form as the Committee may from time to time approve. Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a “10% Shareholder”).

6.3 Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee; provided, however, that the exercise price of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

6.4 Term. The term of each Stock Option shall be such period of time as is fixed by the Committee; provided, however, that the term of any Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

6.5 Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary’s designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price by one or more of the following methods, as permitted by the Committee in its sole discretion and as set forth in the relevant Award Agreement: (a) cash or cash equivalents: payment in cash, by certified check, bank draft, or money order payable to the order of the Company; (b) stock swap: delivery of shares of Common Stock satisfying such requirements as the Committee shall establish, which shares shall be valued at their Fair Market Value on the date of exercise; (c) cashless exercise (broker-assisted): subject to applicable laws, delivery of an irrevocable direction to a registered securities broker approved by the Company to sell shares then issuable upon exercise of the Option and to deliver a sufficient portion of the sale proceeds to the Company in satisfaction of the Option exercise price and any required tax withholding; (d) net exercise: the Company withholding the largest whole number of shares subject to the Option having an aggregate Fair Market Value (determined by the Committee as of the exercise date) that does not exceed the aggregate exercise price and any required tax withholding; or (e) other methods: such other mechanism or property acceptable to the Committee with a Fair Market Value equal to the exercise price.

6.6 Tandem Grants. If Non-Qualified Stock Options and Stock Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

7. Stock Appreciation Rights.

7.1 Terms and Conditions. The grant of Stock Appreciation Rights under the Plan shall be subject to the terms and conditions set forth in this Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

7.2 Stock Appreciation Rights. A Stock Appreciation Right is an Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

7.3 Grant. A Stock Appreciation Right may be granted in addition to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.

7.4 Date of Exercisability. In respect of any Stock Appreciation Right granted under the Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Appreciation Right, or (b) provided in the Award Agreement, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

7.5 Form of Payment. Upon exercise of a Stock Appreciation Right, payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

7.6 Tandem Grant. The right of a Participant to exercise a tandem Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

8. Restricted Shares.

8.1 Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING, WITHOUT LIMITATION, FORFEITURE EVENTS) CONTAINED IN THE LAKESIDE HOLDING LIMITED 2025 LONG-TERM INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER HEREOF AND LAKESIDE HOLDING LIMITED (THE “COMPANY”). COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE PRINCPAL EXECUTIVE OFFICES OF THE COMPANY. THE COMPANY WILL FURNISH TO THE RECORDHOLDER OF THIS CERTIFICATE, WITHOUT CHARGE AND UPON WRITTEN REQUEST AT ITS PRINCIPAL EXECUTIVE OFFICES, A COPY OF SUCH PLAN AND AWARD AGREEMENT. THE COMPANY RESERVES THE RIGHT TO REFUSE TO RECORD THE TRANSFER OF THIS CERTIFICATE UNTIL ALL SUCH RESTRICTIONS ARE SATISFIED, ALL SUCH TERMS ARE COMPLIED WITH AND ALL SUCH CONDITIONS ARE SATISFIED.”

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

8.2 Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

8.3 Restriction Period. In accordance with Sections 8.1 and 8.2 of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

8.4 Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. In the event the shares are not registered with the U.S. Securities and Exchange Commission, the new certificate shall bear a standard legend pursuant to Securities Act of 1933 as in effect and as amended from time to time.

8.5 Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock, including the right to receive all dividends or other distributions made or paid in respect of such Restricted Shares and the right to vote Restricted Shares at regular or special meetings of the stockholders of the Corporation (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

8.6 Forfeiture/Repurchase. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited or repurchased in accordance with the Award Agreement; provided, however, the Committee may (a) provide in any related Award Agreement that restrictions or forfeiture and repurchase conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture and repurchase conditions relating to Restricted Shares.

9. Restricted Share Units.

9.1 Terms and Conditions. Restricted Share Units shall be subject to the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

9.2 Restricted Share Unit Grants. A Restricted Share Unit is an Award of units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

9.3 Grants. Restricted Share Units may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Share Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Share Units granted to any Participant. The Restricted Share Units can be subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service or the achievement of certain performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.4 Vesting of the Restricted Share Units. Participants receiving a grant of Restricted Share Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Share Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Share Units, as determined by the Committee.

9.5 Payment of Units. With respect to each Restricted Share Unit, the Participant shall, upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Share Units, be entitled to receive payment in an amount equal to the designated value of each Restricted Share Unit times the number of such units so earned. Payment in settlement of earned Restricted Share Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

9.6 Forfeiture/Repurchase. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Share Units that are at that time unvested shall be forfeited or repurchased in accordance with the Award Agreement; provided, however, the Committee may (a) provide in any related Award Agreement that restrictions or forfeiture and repurchase conditions relating to Restricted Share Units will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture and repurchase conditions relating to Restricted Share Units.

10. Reserved.

11. Dividend Equivalents. In addition to the provisions of Section 8.5 of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

12. Non-transferability of Awards. Unless otherwise provided in the Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant’s debts, judgments, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

13. Changes in Capitalization and Other Matters.

13.1 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any subsidiary, as a result of any such action.

13.2 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award.

13.3 Mergers. If the Company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination with any person or entity (such merger, reorganization, recapitalization, sale of all or substantially all of the Company’s assets, liquidation, or business combination to be referred to herein as a “Merger Event”), the Board may take such action as it deems appropriate, including, but not limited to, replacing such Stock Options and/or Stock Appreciation Rights with substitute stock options and/or stock appreciation rights in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in the Plan, if any Merger Event occurs, the Company shall have the right, but not the obligation, to cancel each Participant’s Stock Options and/or Stock Appreciation Rights and to pay to each affected Participant in connection with the cancellation of such Participant’s Stock Options and/or Stock Appreciation Rights, an amount equal to the excess of the Fair Market Value, as determined by the Board, of the Common Stock underlying any unexercised Stock Options or Stock Appreciation Rights (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights.

Upon receipt by any affected Participant of any such substitute stock options, stock appreciation rights (or payment) as a result of any such Merger Event, such Participant’s affected Stock Options and/or Stock Appreciation Rights for which such substitute options and/or stock appreciation rights (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

13.4 Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Section 13, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

13.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Common Stock of any class, the payment of any dividend, any increase or decrease in the number of shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, and no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Common Stock subject to an Award or the grant or exercise price of any Award.

14. Amendment, Suspension and Termination.

14.1 In General. The Board may suspend or terminate the Plan (or any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in Applicable Laws or regulations, or to permit the Company or the Participants to benefit from any change in Applicable Laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Restricted Share Units, or Restricted Share grants, without the consent of such Participant, or (y) increase the number of shares available for Awards pursuant to Section 4.2, without shareholder approval; provided, however, that the Board may amend the Plan, without the consent of any Participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the Plan to cause certain Awards not to be subject to Code Section 409A. Notwithstanding anything herein to the contrary, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

14.2 Award Agreement Modifications. The Committee may (in its sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Restricted Share Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Restricted Share Units, and/or Restricted Share grants, including, without limitation, changing or accelerating (a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Restricted Share Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant; provided, however, that the Committee may amend an Award without the consent of the Participant, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to or modification of such Award to cause such Award not to be subject to Code Section 409A.

15. Miscellaneous.

15.1 Forfeiture Events. The Board may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s employment by or service to the Company for cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its affiliates.

15.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with Applicable Law or stock exchange listing requirements).

15.3 Tax Withholding. The Company shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind, including without limitation, taxes required to be withheld under the tax laws, rules, regulations and governmental orders, which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other Applicable Law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Company shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan.

15.4 No Right to Employment. Neither the adoption of the Plan, the granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

15.5 Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

15.6 Payments to a Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

15.7 Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

15.8 Listing, Registration and Other Legal Compliance. No Awards or shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal, state or other securities laws and regulations and any other Applicable Laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such Applicable Laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock, or any depositary receipt evidencing an interest in Common Stock, is then listed, and any applicable federal, state or other securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule 16b-3.

15.9 Award Agreements. Each Participant receiving an Award under the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan. Any right to receive or accept an Award (other than a Stock Option) shall automatically expire if the Award Agreement is not executed by the Participant and returned to the Company within thirty (30) days (or such other period as may be specified in the Award Agreement) after the grant of such right was communicated to the Participant.

15.10 Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant’s death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

15.11 Leaves of Absence/Transfers. The Committee shall have the power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

15.12 Designated Participants.

15.12.1 Designation of Participant, Appointment of Trustee. If the Committee determines in its sole discretion that an appointment is necessary or desirable to comply with applicable regulatory requirements, it may appoint the Company, a Subsidiary, or any other institution or organization registered outside of the PRC (a “Trustee”) to hold the interest and exercise the rights granted under the Plan of any Participant (a “Designated Participant”) who either is a national of and ordinarily resident in the PRC or is otherwise designated by the Committee as a Designated Participant. In relation to any such appointment, the Trustee will undertake to do the following for and on behalf of the Designated Participant, subject at all times to the Committee’s supervision:

(i) execute the relevant Award Agreement with the Company;

(ii) hold the Award (a “Designated Award”) for the benefit of the Designated Participant;

(iii) take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant’s beneficial interest under the Plan or under the Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under the terms of the Plan; and

(iv) after deducting its costs, fees and expenses as contemplated under subsection 15.12.4, hold, or at the Designated Participant’s direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

15.12.2 Restrictions on Method of Exercise. Without limiting the scope of its authorities under the Plan, the Committee may at any time impose restrictions on the method of exercise of Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee action on the Designated Participant’s behalf) does not receive shares of Common Stock and receives only cash, in the amount and denomination determined by the Committee.

15.12.3 Termination of Appointment of Trustee. An appointment of a Trustee pursuant to the terms of the Plan to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Committee determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements.

15.12.4 Trustee Expenses. The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section. The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

15.13 Code Section 409A. This Plan and all Awards hereunder are intended to comply with the requirements of Code Section 409A and any regulations or other authority promulgated thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, the Board and the Committee reserve the right (without the consent of any Participant and without any obligation to do so or to indemnify any Participant or the beneficiaries of any Participant for any failure to do so) to amend this Plan and/or any Award Agreement as and when necessary or desirable to conform to or otherwise properly reflect any guidance issued under Code Section 409A after the date hereof without violating Code Section 409A. In the event that any payment or benefit made hereunder would constitute payments or benefits pursuant to a non-qualified deferred compensation plan within the meaning of Code Section 409A and, at the time of a Participant’s “separation from service”, such Participant is a “specified employee” within the meaning of Code Section 409A, then any such payments or benefits shall be delayed until the six-month anniversary of the date of such Participant’s “separation from service”. Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Code Section 409A.

15.14 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the grant date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.15 Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

15.16 Effective Date. The Plan shall be effective upon its approval by the Board and adoption by the Company, subject to the approval of the Plan by the Company’s shareholders in accordance with Section 422 of the Code.

IN WITNESS WHEREOF, this Plan is adopted by the Company as the Lakeside Holding Limited 2025 Long-Term Incentive Plan, on October 16, 2025.

LAKESIDE HOLDING LIMITED

By:	/s/ Long Yi
	Name:	Long Yi
	Title:	Chief Financial Officer

LAKESIDE HOLDING LIMITED

PROXY FOR 2025 SPECIAL MEETING OF SHAREHOLDERS

November 25, 2025

9:00 A.M. EASTERN TIME

VIRTUALLY VIA A LIVE WEBCAST AT https://us05web.zoom.us/j/81384509405.

This Proxy is solicited on behalf of the management Of Lakeside Holding Limited. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

TO VOTE ONLINE: www.Transhare.com click on Vote Your Proxy

Enter Your Control Number:

TO VOTE BY EMAIL: Please email your signed proxy card to Proxy@Transhare.com

TO VOTE BY FAX: Please fax this proxy card to 1.727. 269.5616

TO VOTE BY MAIL: Please sign, date and mail to

Proxy Team

Transhare Corporation

17755 US Highway 19 N

Suite 140

Clearwater FL 33764

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY.

If you plan to attend the meeting virtually, please check the box: ☐

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

	à	FOR	WITHHOLD

Proposal 1		☐	☐

Proposal 2		☐	☐

Proposal 3		☐	☐

Proposal 4		☐	☐

Proposal 5		☐	☐

Proposal 6		☐	☐

Proposal 7		☐	☐

Proposal 8		☐	☐

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE PROPOSAL

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Stockholder

Signature of Joint Stockholder

Dated: